                                 Exhibit 10.44

                            IDX SYSTEMS CORPORATION
                            -----------------------

                             STOCK OPTION AGREEMENT
                             ----------------------

       1.  Grant of Option.  IDX Systems Corporation, a Vermont corporation (the
           ---------------
"Company"), hereby grants to [NAME], (the "Optionee"), an option (the "Option"), pursuant to the Company's 1995 Stock Option Plan (the "Plan"), to purchase an aggregate of [AMOUNT] shares of Common Stock ("Common Stock") of the Company at a price of $[PRICE] per share, purchasable as set forth in and subject to the terms and conditions of this Option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424 (e) and 424
(f) of the Internal revenue Code of 1986, as amended or replaced from time to time (the "Code").

       2.  Incentive Stock Option.  This Option is not intended to qualify as an
           ----------------------
incentive stock option within the meaning of Section 422 of the Code.

       3.  Exercise of Option and Provisions for Termination.
           -------------------------------------------------

           (a) Vesting Schedule. Except as otherwise provided in this Agreement,
               ----------------
certain portions of the Option shall become exercisable prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in four annual installments as set forth in the table below:

                                          Number of Shares as        Cumulative Number of Shares
                                            to which Option                to which Option
          Exercise Period                  becomes Exercisable            becomes Exercisable
-----------------------------------  -----------------------------  ------------------------------

Prior to [DATE], 2000                              -0-                             -0-

On and after [DATE], 2000                      [NUMBER]                        [NUMBER]

On and after [DATE], 2001                      [NUMBER]                        [NUMBER]

On or about [DATE], 2002                       [NUMBER]                        [NUMBER]

On and after [DATE], 2003                      [NUMBER]                        [NUMBER]

The right of exercise shall be cumulative so that if the Option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this Option. This Option may not be exercised at any time on or after the Expiration Date.


       (b) Exercise Procedure.  Subject to the conditions set forth in this
           ------------------
Agreement, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share or for fewer than ten whole shares.

       (c)  Continuous Employment Required.  Except as otherwise provided in
            ------------------------------
this Section 3, this Option may not be exercised unless the Optionee, at the time he or she exercises this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company.

        (d) Exercise Period Upon Termination of Employment.  If the Optionee
            ----------------------------------------------
ceases to be employed by the Company for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this Option shall terminate 30 days after such cessation (but in no event after the Expiration Date), provided that this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation.
The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements, arising by reason of this Option being treated as a non-statutory option or otherwise. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this Option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

       (e) Exercise Period Upon Death or Disability.  If the Optionee dies or
           ----------------------------------------
becomes disabled prior to the Expiration Date while he or she is an employee of the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of the Company (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this Option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this Option is transferred by will or the laws of descent and distribution, provided that this Option shall be exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this Option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee.

       (f) Resignation of Employment.  If the Optionee, prior to the Expiration
           -------------------------
Date, voluntarily resigns from employment with the Company, the right to exercise this Option shall terminate immediately upon such resignation.

   4.  Payment of Purchase Price.
       -------------------------

       (a) Method of Payment.  Payment of the purchase price for shares
           -----------------
purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulations T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

       (b) Valuation of Shares or Other Non-Cash Consideration Tendered in
           ---------------------------------------------------------------
Payment of Purchase Price.  For the purposes hereof, the fair market value of
-------------------------
any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

       (c) Delivery of Shares Tendered in Payment of Purchase Price.  If the
           --------------------------------------------------------
Optionee exercises Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

       (d) Restrictions on Use of Option Stock.  Notwithstanding the foregoing,
           -----------------------------------
no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an Option granted under the Plan or any other stock option or restricted stock plan of the Company.

   5.  Delivery of Shares; Compliance with Securities Laws, Etc.
       ---------------------------------------------------------

       (a) General. The Company shall, upon payment of the Option price for
           -------
the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          (b) Listing, Qualification, Etc.   This Option shall be subject to the
              ----------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

     6.  Nontransferability of Option. Except as provided in paragraph (e) of
         ----------------------------
Section 3, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any unauthorized attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null and void. Notwithstanding the foregoing, Optionee may transfer by gift all or any portion of the Option to any lineal descendent (including any legally adopted child), spouse or parent, or to any trust or similar entity of which such a person is the beneficiary.

     7.  No Special Employment Rights.  Nothing contained in the Plan or this
         ----------------------------
Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised.

     8.  Covenant not to Compete.
         -----------------------

         (a) Nature of Business. The Optionee and the Company recognize that
             -------------------
Optionee will acquire knowledge as a result of working for the Company, and that such knowledge will include not only general knowledge of the medical information systems business, but specific knowledge of the Company's business, secrets, products and customers, including confidential information. Optionee and the Company recognize that upon termination of employment by the Company, Optionee could use such specific knowledge and information to the detriment of the Company by disclosing it to competitors, customers and prospects, and using it to obtain or win business. Optionee and the Company recognize that proof of such disclosure would be difficult, yet the harm caused thereby could be significant to the Company. Therefore, Optionee and the Company are willing to agree that confidential information will be disclosed to Optionee, and, to protect the Company, its relationship with its customers, its competitive position, and its goodwill, Optionee will not engage in a competitive venture for a reasonable time after employment by the Company, as set forth below.

         (b) Competitive Ventures.  The Company is engaged throughout the
             --------------------
United States in the development and marketing of information systems, including computer software and related services, for hospitals, physician groups, laboratories, and clinics, and also for providers of information services to such groups (such activities, products and services being referred to herein as the ("Medical Information Systems Business"). Optionee recognizes that the Company's medical information systems work together and are designed to share common files, architectures, a "look and feel," and other elements. In the event of the termination of Optionee's employment hereunder for any reason, the Optionee agrees that for a period of twelve (12) months from the date of such termination (the "Prohibition Period"), he/she will not:


             (i) Engage directly for himself/herself, or jointly with or on behalf of any person, entity or venture involved in the Medical Information Systems Business, or any other business in which the Company was engaged at the time of such termination of employment, and

             (ii) Work for or become employed by or associated with any person, entity or venture engaged in the Medical Information Systems Business, where either (i) the Optionee's duties will be substantially similar to those he/she has performed for the Company hereunder, or (ii) the Optionee's duties would be likely to involve, or require, or would involve or require, disclosure or use of proprietary information

         (c) Geographical Limitations.  The Optionee's obligations under this
             ------------------------
Section 8  shall extend to all
geographical areas in which the Company, or any of its related companies, is offering its products' services, either directly or indirectly through licenses or otherwise, during the Prohibition Period.


          (d) Non-Solicitation.  The Optionee further agrees that for a period
              ----------------
of twelve (12) months from the date of termination of his/her employment, he/she will not, on behalf of himself/herself or any person or entity of the Company,
(i) compete for, or engage in competitive solicitation of, any customer of the Company, or any person or entity that he/she has, during the twelve (12) months immediately preceding such termination, solicited or serviced on behalf of the Company or that has been so solicited or serviced, during such period, by any person under the Optionee's supervision, or (ii) hire or engage or attempt to hire or engage any individual who was an employee of the Company at any time during the twelve (12) months immediately prior to such termination.


       9. Rights as a Shareholder.  The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       10 Adjustment Provisions.
          ---------------------

          (a) General.  If, through, or as a result of, any merger,
              -------
consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

          (b) Board Authority to Make Adjustments.  Any adjustments under this
              -----------------------------------
Section 10 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

          (c) Limits on Adjustments.  No adjustment shall be made under this
              ---------------------
Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

       11.  Mergers, Consolidation, Distributions, Liquidations Etc.  In the
            -------------------------------------------------------
event of (i) a consolidation or merger, (ii) sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or (iii) a liquidation of the Company, prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16(a) of the Plan.

       12.  Withholding Taxes.  The Company's obligation to deliver shares
            -----------------
upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

       13.  Investment Representations; Legends.
            -----------------------------------

            (a)  Representations.  The Optionee represents, warrants and
                 ---------------
covenants that:

                 (i) Any shares purchased upon exercise of this Option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the share in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

                 (ii) The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

                 (iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

                 (iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option may not be registered under the Securities Act and may be "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is currently a registration statement on file with the Securities and Exchange Commission with respect to certain shares of Common Stock of the Company, and a registration statement with respect to shares exercisable under the Plan, but the Company has no obligation to register any shares acquired pursuant to the exercise of this Option under the Securities Act or to keep current any existing registration or prospectus.

By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

          (b) Legends on Stock Certificates. If required by the Company, all
              -----------------------------
stock certificates representing shares of Common Stock issued to the Optionee or any other person upon exercise of this Option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required. The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

     14.  Miscellaneous.
          -------------

          (a) Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

          (b) All notices under this Option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to on another.

          (c) This Option shall be governed by the construed in accordance with the laws of the State of Vermont.

Date of Grant:                         IDX Systems Corporation,
                                       a Vermont Corporation
[DATE], 1999
                                       By:
                                          --------------------------
                                          Richard E. Tarrant,
                                          Chief Executive Officer


                             OPTIONEE'S ACCEPTANCE

  The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's current Prospectus for the Plan.

                                        OPTIONEE

                                        -------------------------------------
                                        [NAME]

                                        Address:
                                                -----------------------------
                                        -------------------------------------
                                        -------------------------------------

                            IDX SYSTEMS CORPORATION

                             STOCK OPTION AGREEMENT

  THIS AGREEMENT ("Agreement") is made as of the date of grant set forth below, and is by and between the Company and [NAME] (the "Optionee").

     1. Grant of Option. The Company hereby grants to the Optionee the Option, pursuant to the Plan, to purchase an aggregate of [AMOUNT IN WORDS] [NUMBER] shares of Common Stock at a price of $[PRICE] per share, purchasable as set forth in, and subject to the terms and conditions of, this Option and the Plan. The capitalized terms used in this Agreement shall have the meanings set forth on Schedule A - Definitions, attached hereto. This Option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

     2.  Exercise of Option and Provisions for Termination.

          2.1    Vesting.

                 2.1.1 Ordinary Vesting. Except as otherwise provided in this Agreement, this Option may be exercised as to any and all Option Shares at any time during the period commencing with the Eighth Anniversary Date and ending on the Expiration Date. This Option may not be exercised at any time after the Expiration Date.

                 2.1.2 Accelerated Vesting. Subject to all of the conditions set forth in this Agreement, Optionee may become entitled to exercise the Option prior to the Eighth Anniversary Date, with respect to all of the Option Shares, in accordance with the following provisions:

                       2.1.2.1 Provided the conditions set forth in Section
2.1.2.3 are satisfied, the Option shall become exercisable, on and after the Determination Date, with respect to all of the Option Shares.

                       2.1.2.2 On or before the Determination Date, the Company shall determine if the Goal has been successfully achieved, and the Company shall give Optionee notice of such determination and calculation.

                       2.1.2.3 The Option shall not become exercisable as set forth in Section 2.1.2.1 unless the Goal has been successfully achieved.

          2.2 Exercise Procedure. Subject to the conditions set forth in this Agreement, this Option shall be exercised by the Optionee's delivery of written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Secretary of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this Option may be for any fractional share or for fewer than ten whole shares.

          2.3 Continuous Employment Required. Except as otherwise provided in this Section 2, this Option may not be exercised unless the Optionee, at the time he or she exercises this Option, is, and has been at all times since the date of grant of this Option, an employee of the Company. For all purposes of this Option, (i) "employment" shall be defined in accordance with the provisions of section 1.421-7(h) of the regulations under the Code or any successor regulations, and (ii) if this Option shall be assumed or a new Option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation, hereinafter called the "Successor Corporation") shall be considered for all purposes of this Option to be employment by the Company.

          2.4 Exercise Period Upon Termination of Employment. If the Optionee ceases to be employed by the Company for any reason, then, except as provided in Sections 2.5 and 2.6 below, the right to exercise this Option shall terminate 30 days after such cessation (but in no event after the Expiration Date), provided that, except as set forth in Section 2.5, this Option shall be exercisable only to the extent that the Optionee was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality or nondisclosure agreement, the right to exercise this Option shall terminate immediately upon written notice of such violation given to Optionee by the Company.

          2.5 Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled prior to the Expiration Date while he or she is an employee of the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of the Company, the Option shall immediately become exercisable in full as to all Option Shares, at any time or times within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date). Except as otherwise indicated by the context, the term "Optionee," as used in this Option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this Option by bequest or inheritance or otherwise by reason of the death of the Optionee or by legal guardianship, custodianship or similar reason.

          2.6 Resignation of Employment. If the Optionee, prior to the Expiration Date, voluntarily resigns from employment with the Company, the right to exercise this Option shall terminate immediately upon such resignation.

     3.   Payment of Purchase Price.

          3.1 Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulations T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

          3.2 Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this Option shall be determined in good faith by the Board of Directors of the Company.

          3.3 Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises Options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.

          3.4 Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price if shares to be so tendered were acquired within twelve
(12) months before the date of such tender, through the exercise of an Option granted under the Plan or any other stock Option or restricted stock plan of the Company.

     4.   Delivery of Shares; Compliance with Securities Laws, Etc.

          4.1 General. The Company shall, upon payment of the Option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

          4.2 Listing, Qualification, Etc. This Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

     5. Nontransferability of Option. Except as provided below in this Section 5 and also in Section 2.5 hereof, this Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any unauthorized attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this Option or such rights, this Option and such rights shall, at the election of the Company, become null and void. Notwithstanding the foregoing, Optionee may transfer by gift all or any portion of the Option to any lineal descendent (including any legally adopted child), spouse or parent, or to any trust or similar entity of which such a person is the beneficiary.

     6. No Special Employment Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for any period.

     7. No Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this Option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     8.  Covenant not to Compete.

          (a) Nature of Business. The Optionee and the Company recognize that Optionee will acquire knowledge as a result of working for the Company, and that such knowledge will include not only general knowledge of the medical information systems business, but specific knowledge of the Company's business, secrets, products and customers, including confidential information. Optionee and the Company recognize that upon termination of employment by the Company, Optionee could use such specific knowledge and information to the detriment of the Company by disclosing it to competitors, customers and prospects, and using it to obtain or win business. Optionee and the Company recognize that proof of such disclosure would be difficult, yet the harm caused thereby could be significant to the Company. Therefore, Optionee and the Company are willing to agree that confidential information will be disclosed to Optionee, and, to protect the Company, its relationship with its customers, its competitive position, and its goodwill, Optionee will not engage in a competitive venture for a reasonable time after employment by the Company, as set forth below.

          (b) Competitive Ventures. The Company is engaged throughout the United States in the development and marketing of information systems, including computer software and related services, for hospitals, physician groups, laboratories, and clinics, and also for providers of information services to such groups (such activities, products and services being referred to herein as the ("Medical Information Systems Business"). Optionee recognizes that the Company's medical information systems work together and are designed to share common files, architectures, a "look and feel," and other elements. In the event of the termination of Optionee's employment hereunder for any reason, the Optionee agrees that for a period of twelve (12) months from the date of such termination (the "Prohibition Period"), he/she will not:

             (i) Engage directly for himself/herself, or jointly with or on behalf of any person, entity or venture involved in the Medical Information Systems Business, or any other business in which the Company was engaged at the time of such termination of employment, and

            (ii) Work for or become employed by or associated with any person, entity or venture engaged in the Medical Information Systems Business, where either (i) the Optionee's duties will be substantially similar to those he/she has performed for the Company hereunder, or (ii) the Optionee's duties would be likely to involve, or require, or would involve or require, disclosure or use of proprietary information

          (c)  Geographical Limitations.  The Optionee's obligations under this
Section 8 shall extend to all geographical areas in which the Company, or any of its related companies, is offering its products' services, either directly or indirectly through licenses or otherwise, during the Prohibition Period.

         (d) Non-Solicitation. The Optionee further agrees that for a period of twelve (12) months from the date of termination of his/her employment, he/she will not, on behalf of himself/herself or any person or entity of the Company,
(i) compete for, or engage in competitive solicitation of, any customer of the Company, or any person or entity that he/she has, during the twelve (12) months immediately preceding such termination, solicited or serviced on behalf of the Company or that has been so solicited or serviced, during such period, by any person under the Optionee's supervision, or (ii) hire or engage or attempt to hire or engage any individual who was an employee of the Company at any time during the twelve (12) months immediately prior to such termination.

     9.  Adjustment Provisions.

          9.1 General. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

          9.2  Board Authority to Make Adjustments.  Any adjustments under this
Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this Option on account of any such adjustments.

          9.3  Limits on Adjustments.  No adjustment shall be made under this
Section 8 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this Option or a grant of additional benefits to the Optionee.

     10. Mergers, Consolidation, Distributions, Liquidations, etc. In the event of (i) a consolidation or merger, (ii) sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or (iii) a liquidation of the Company, prior to the Expiration Date or termination of this Option, the Optionee shall, with respect to this Option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in the Plan.

     11. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements, and the Company shall have the right to withhold for such taxes as from proceeds of the sale of any shares as a result of the exercise of the Option.

     12.  Investment Representations; Legends.

          12.1 Representations. The Optionee represents, warrants and covenants that:

          12.1.1 Any shares purchased upon exercise of this Option shall be acquired for the Optionee's account for investment only and not with a view to, or for sale in connection with, any distribution of the share in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

          12.1.2 The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

          12.1.3 The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this Option for an indefinite period.

          12.1.4 The Optionee understands that (A) the shares acquired pursuant to the exercise of this Option may not be registered under the Securities Act and may be "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) an exemption from registration under Rule 144, or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is currently a registration statement on file with the Securities and Exchange Commission with respect to certain shares of Common Stock of the Company, and a registration statement with respect to shares exercisable under the Plan by Optionee only, but the

Company has no obligation to register any shares acquired pursuant to the exercise of this Option to keep current any existing registration or prospectus.

Optionee acknowledges receipt of the current Prospectus for the Plan. By making payment upon exercise of this Option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this
Section 11.

          12.2 Legends on Stock Certificates. If required by the Company, all stock certificates representing shares of Common Stock issued to the Optionee or any other person upon exercise of this Option shall have affixed thereto legends substantially in the following form, in addition to any other legends required by applicable state law:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required. The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the issuer."

     13.  Miscellaneous.

          13.1 Except as provided herein, this Option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

          13.2 All notices under this Option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to the other.

          13.3 This Option shall be governed by and construed in accordance with the laws of the State of Vermont.

Date of Grant:            IDX SYSTEMS CORPORATION,
                          a Vermont Corporation
[DATE], 1999
                          By:__________________________
                             Richard E. Tarrant,
                             Chief Executive Officer


                             OPTIONEE'S ACCEPTANCE

  The undersigned hereby accepts the foregoing Option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's current Prospectus for the Plan.

                                 OPTIONEE



                                ____________________________
                                [NAME]

                                Address:_____________________

                                ____________________________

                                ____________________________

                            Schedule A - Definitions



"Accounting Policies" means (i) Generally Accepted Accounting Principles, (ii) accounting policies and procedures described from time to time in the Company's audited financial statements, (iii) accounting policies of the Securities and Exchange Commission applicable to the Company, and (iv) accounting methods and principles customarily employed by the Company in preparing its budgets. In the event of any conflict between or among such items, the Company in its discretion may resolve such conflicts in its favor.

"Cause" means any of the following: (i) violation by Optionee of any of the Company's policies, rules or regulations, after written notice of previous violation or (ii) unprofessional, insubordinate, or illegal conduct by Optionee. The Optionee shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for Cause would have been warranted at the time of such resignation.


"Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

"Common Stock" means the Company's Common Stock, $0.01 par value per share.

"Company" means IDX Systems Corporation, a Vermont corporation, and shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424 (e) and 424 (f) of the Code.

"Determination Date" means that date on which the Company determines the Goal has been successfully achieved, but not later than [DATE].

"Eighth Anniversary Date" means [DATE].

"Expiration Date" means [DATE].

"Goal" means that [INSERT GOAL].

"Option" means the Option granted under this Agreement.

"Option Shares" means shares of Common Stock issuable pursuant to the exercise of the Option herein granted.

"Plan" means the Company's 1995 Stock Option Plan.